UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                    FORM 8-K


                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



         Date of Report (Date of earliest event reported): May 19, 2006



                               GraphOn Corporation
             (Exact name of Registrant as specified in its charter)


        Delaware                       0-21683                    13-3899021
(State of incorporation)        (Commission File No.)            (IRS Employer
                                                             Identification No.)

                          5400 Soquel Avenue, Suite A-2
                          Santa Cruz, California 95062
                    (Address of principal executive offices)


                  Registrant's telephone number: (800) 472-7466


     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 8.01. Other Events.

     On May 19, 2006, we issued a press release announcing our financial results for the quarter ended March 31, 2006. A copy of the press release is being furnished as Exhibit 99.1 to this report and incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(a)  Financial Statements of Businesses Acquired - None

(b)  Pro Forma Financial Information - None

(c)  Shell Company Transactions - None

(d)  Exhibits:

    Exhibit No.       Description

      99.1            Press release issued by us on May 19, 2006








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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 22, 2006


                                       GraphOn Corporation



                                       By: /s/ William Swain
                                           --------------------------------
                                           Name:  William Swain
                                           Title:  Chief Financial Officer